Exhibit 99.2

TENTH SUPPLEMENTAL INDENTURE
dated as of August 17, 2004

with respect to the:

INDENTURE

Dated as of November 10, 1997

between

THE WILLIAMS COMPANIES, INC.

and

JPMORGAN CHASE BANK
(as successor trustee to Bank One Trust Company, National Association (successor in interest to the First
National Bank of Chicago))

     TENTH SUPPLEMENTAL INDENTURE dated as of August 17, 2004 (this “Supplemental Indenture") between THE WILLIAMS COMPANIES, INC., a Delaware corporation (the “Company"), and JPMORGAN CHASE BANK, a New York banking corporation (as successor trustee to Bank One Trust Company, National Association (successor in interest to the First National Bank of Chicago)), as trustee (the “Trustee"), for the securities issued under the Ninth Supplemental Indenture dated as of June 10, 2003 (the “Ninth Supplemental Indenture”), which supplements the Indenture dated as of November 10, 1997 (the “Base Indenture,” as so supplemented by the Ninth Supplemental Indenture and as further amended, supplemented or otherwise modified from time to time, the “Indenture”), each between the Company and the Trustee.

RECITALS

     A. Pursuant to and in accordance with the terms of the Indenture, the Company established and issued a new series of its Securities, entitled the 8 5/8% Senior Notes due 2010 (the “Securities”).

     B. Pursuant to and in accordance with Section 8.2 of the Base Indenture, the Company has obtained the written consent of the holders of the Securities representing not less than a majority in aggregate principal amount of the Outstanding Securities to the amendments to the Indenture set forth in this Supplemental Indenture.

     NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

AGREEMENTS

     SECTION 1. Defined Terms. Terms defined in the Indenture and not otherwise defined herein are used herein as therein defined.

     SECTION 2. Amendments to Indenture. At such time as the Company delivers written notice to the Trustee and Global Bondholder Services Corporation, the Depositary for the Securities, that the Securities tendered and not validly withdrawn pursuant to the Company’s Offer to Purchase and Consent Solicitation Statement dated August 5, 2004 have been accepted for purchase:

     (a) The definition of “UNRESTRICTED SUBSIDIARY” in Section 1.01 of the Ninth Supplemental Indenture shall be amended by deleting the text of such definition in its entirety and replacing it with the following text:

     “‘UNRESTRICTED SUBSIDIARY’ means (1) any Securitization Subsidiary or (2) any Subsidiary of the Company that is designated by the Board of Directors of the Company as an Unrestricted Subsidiary pursuant to a Board Resolution. Any designation of a Subsidiary of the Company as an Unrestricted Subsidiary will be evidenced to the Trustee by filing with the Trustee the Board Resolution giving effect to such designation. The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that no Default or Event of Default would be in existence following such designation.”

     (b) Section 3.02 of the Ninth Supplemental Indenture shall be amended by deleting the text of such Section in its entirety and replacing it with the following text:

     “Section 3.02. Commission Reports. The Company shall file with the Trustee copies of such information, documents, or reports, if any, that are required to be filed pursuant to Section 314(a)(1) of the Trust Indenture Act of 1939.”

     (c) The following Sections (or Subsections, as applicable) of the Ninth Supplemental Indenture, and any corresponding provisions in the Securities, hereby are deleted in their entirety and replaced with “Intentionally Omitted,” and all references made thereto throughout the Ninth Supplemental Indenture and the Securities hereby are deleted in their entirety:

Existing Section or
Subsection Number	Caption
Section 3.03	Limitation On Restricted Payments

Section 3.04	Limitation On The Incurrence Of Indebtedness And Issuance Of Preferred Stock
Section 3.05	Limitation On Liens

Section 3.06	Limitation On Dividend And Other Payment Restrictions Affecting Subsidiaries

Section 3.09	Limitation On Transactions With Affiliates

Section 3.11	Limitation On Sale And Leaseback Transactions

Section 3.12	Business Activities

Section 3.14	Limitation On Mergers, Consolidations And Sales Of Assets

     (d) Section 3.10 of the Ninth Supplemental Indenture shall be amended by deleting the text of such Section in its entirety and replacing it with the following text:

     “Section 3.10. Designation Of Restricted And Unrestricted Subsidiaries. The Board of Directors of the Company may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if that designation would not cause a Default. The Board of Directors of the Company may redesignate any Unrestricted Subsidiary to be a Restricted Subsidiary if the redesignation would not cause a Default.”

     (e) Subclauses (iii), (iv), (v) and (vi) of Section 4.02 of the Ninth Supplemental Indenture, and any corresponding provisions in the Securities, hereby are deleted in their entirety and replaced with “Intentionally Omitted,” and all references made thereto throughout the Ninth Supplemental Indenture and the Securities hereby are deleted in their entirety.

     (f) All references made to a provision in the Ninth Supplemental Indenture or the Securities deleted pursuant to the amendments set forth in Subsections (a) through (e) of this Section 2 hereby are deleted in their entirety from the Ninth Supplemental Indenture and the Securities, and any definitions used exclusively in the provisions of the Ninth Supplemental Indenture deleted pursuant to the amendments set forth in Subsections (a) through (e) of this Section 2 hereby are deleted in their entirety from the Indenture.

     (g) Notwithstanding anything in the Ninth Supplemental Indenture to the contrary, Section 9.1 of the Base Indenture shall apply to the Securities.

     SECTION 3. The Indenture Ratified. Except as hereby otherwise expressly provided, the Indenture is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

     SECTION 4. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     SECTION 5. This Supplemental Indenture is a Supplement to The Indenture. This Supplemental Indenture is executed as and shall constitute an indenture supplemental to the Indenture and shall be construed in connection with and as part of the Indenture.

     SECTION 6. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES THEREOF.

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     SECTION 7. References to This Supplemental Indenture. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Supplemental Indenture may refer to the Indenture without making specific reference to this Supplemental Indenture, but nevertheless all such references shall include this Supplemental Indenture unless the context otherwise requires.

     SECTION 8. Effect of This Supplemental Indenture. The Indenture shall be deemed to be modified as herein provided, but except as modified hereby, the Indenture shall continue in full force and effect. The Indenture as modified hereby shall be read, taken and construed as one and the same instrument.

     SECTION 9. Severability. In the event that any provisions of this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 10. Trust Indenture Act. If any provisions hereof limit, qualify or conflict with any provisions of the Trust Indenture Act of 1939 (the “TIA”) required under the TIA to be a part of and govern this Supplemental Indenture, the provisions of the TIA shall control. If any provision hereof modifies or excludes any provision of the TIA that pursuant to the TIA may be so modified or excluded, the provisions of the TIA as so modified or excluded hereby shall apply.

     SECTION 11. Trustee Not Responsible for Recitals. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

     SECTION 12. Effectiveness. This Supplemental Indenture shall become effective upon execution by the Company and the Trustee.

[signature page follows]

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     IN WITNESS WHEREOF, each of the parties hereto have caused this Supplemental Indenture to be duly executed on its behalf by its duly authorized officer as of the day and year first above written.

THE WILLIAMS COMPANIES, INC.
By:	/s/ Travis N. Campbell
	Name:	Travis N. Campbell
	Title:	Treasurer

JPMORGAN CHASE BANK, as Trustee
By:	/s/ Joanne Adamis
	Name:	Joanne Adamis
	Title:	Vice President

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